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                                                                   EXHIBIT 32.01

                    CERTIFICATION OF CHIEF EXECUTIVE OFFICER

      PURSUANT TO 18 U.S.C. SECTION 1350 AS ADOPTED PURSUANT TO SECTION 906
                       OF THE SARBANES-OXLEY ACT OF 2002

          The undersigned, John C. Goff, the Chief Executive Officer of Crescent Real Estate Equities Company (the "Company"), has executed this certification in connection with the filing with the Securities and Exchange Commission of the amendment to the Company's Annual Report on Form 10-K for the year ended December 31, 2003 (the "Report"). The undersigned hereby certifies that:

          (1) the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

          (2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.




Date: April 28, 2004                           /s/ John C. Goff
                                               -----------------------
                                               John C. Goff
                                               Chief Executive Officer


          A signed original of this written statement required by Section 906 has been provided to Crescent Real Estate Equities Company and will be retained by Crescent Real Estate Equities Company and furnished to the Securities and Exchange Commission or its staff upon request.



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                    CERTIFICATION OF CHIEF FINANCIAL OFFICER

      PURSUANT TO 18 U.S.C. SECTION 1350 AS ADOPTED PURSUANT TO SECTION 906
                        OF THE SARBANES-OXLEY ACT OF 2002

          The undersigned, Jerry R. Crenshaw, Jr., the Chief Financial Officer of Crescent Real Estate Equities Company (the "Company"), has executed this certification in connection with the filing with the Securities and Exchange Commission of the amendment to the Company's Annual Report on Form 10-K for the year ended December 31, 2003 (the "Report"). The undersigned hereby certifies that:

          (1) the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

          (2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.



Date: April 28, 2004                           /s/ Jerry R. Crenshaw, Jr.
                                               --------------------------
                                               Jerry R. Crenshaw, Jr.
                                               Chief Financial Officer


          A signed original of this written statement required by Section 906 has been provided to Crescent Real Estate Equities Company and will be retained by Crescent Real Estate Equities Company and furnished to the Securities and Exchange Commission or its staff upon request.